                                                                     Exhibit 4.1

                            EXCHANGE AGENT AGREEMENT

                       TRANSECURITIES INTERNATIONAL, INC.
                          2510 N. Pines Road, Suite 202
                         Spokane, Washington 99206-7624



November 17, 1998



Gold Reserve Corporation
Gold Reserve Inc.
601 West Riverside Drive, Suite 1940
Spokane, Washington 99201

Dear Sirs:

It is our understanding that Gold Reserve Corporation, a Montana corporation ("GR-Montana"), is currently seeking shareholder approval for a reorganization transaction (the "Reorganization"). As a result of the Reorganization, GR-Canada, a Yukon corporation ("GR-Canada"), will become the new parent company of GR-Montana. The Reorganization will take place pursuant to a Merger Agreement (the "Merger Agreement") dated as of October 5, 1998, among GR-Montana, GR-Canada and its wholly owned subsidiary, GR Merger Corp. It is our further understanding that the Reorganization will involve an exchange of share certificates by the GR-Montana shareholders for GR-Canada Class A Shares in the ordinary course of business (no mandatory exchange), and an election right by U.S. Holders of GR-Montana Common Stock to receive Equity Units instead of GR-Canada Class A Shares.

The purpose of this letter is to set forth the terms by which TranSecurities International, Inc. will serve as exchange agent for the exchange ("Exchange Agent") and provide other services in connection with the Reorganization. Capitalized terms used in this letter, but not defined, have the meaning for them set forth in the Merger Agreement.

The Exchange Agent has previously contracted with GR-Montana to provide stock transfer and registrar services, and the terms of the Stock Transfer and Registrar Agreement, dated April 1, 1992, are incorporated herein by reference, as well as GR-Canada's Stock Transfer and Registrar Agreement with the Exchange Agent dated November 17, 1998.

In connection with the Reorganization, the Exchange Agent will perform the following services. Certain additional obligations of the parties are set forth in more detail below.

General

Upon approval of the Reorganization, the Exchange Agent will record the conversion of all GR-Montana Common Stock into GR-Canada Class A Common Shares or Equity Units, as appropriate, but not Dissenting Shares.

Upon receipt of GR-Montana Common Stock for transfer following the Reorganization, the Exchange Agent will issue the appropriate denominations of GR-Canada Class A Shares in substitution thereof for any transaction not involving a Gold Reserve shareholder electing Equity Units.

Upon receipt of GR-Montana Common Stock from an electing shareholder prior to the Election Date along with an appropriately completed Form of Election (attached as Exhibit A hereto), the Exchange Agent will, following the Effective Time, cancel the GR-Montana Common Stock certificates, make a book entry of the election to exchange, and issue one GR-Canada Class B Share and one share of GR-Montana Class B Stock, which will be paired as an Equity Unit, for each share surrendered with the Form of Election. At that time, the Equity Units will be deemed to have been deposited with the Exchange Agent (including the shares of GR-Montana Class B Stock, the GR-Canada Class B Shares and dividends and cash received in respect thereof, "Deposited Securities").

In exchange for the GR-Montana Common Stock converted into an Equity Unit, the Exchange Agent shall deliver a Unit Share in lieu of the Deposited Securities to the holder thereof. Unit Shares shall be substantially in the form set forth in Exhibit B attached hereto, with appropriate insertions, modifications and omissions as hereinafter provided.

The procedures for exchanging shares, making an election, and converting shares are set forth in the Merger Agreement describing this transaction, and are incorporated herein by reference.

The Exchange Agent will maintain appropriate stock transfer and registrar books for all shareholders of GR-Canada Class A Shares and GR-Canada Class B Shares. The Exchange Agent will also maintain appropriate stock transfer and registrar books for all shareholders of GR-Montana Class B Stock. This includes the Equity Units and Unit Shares.

Upon further election of an electing shareholder to convert Equity Units into GR-Canada Class A Shares following the Reorganization, the Exchange Agent will notify GR-Canada and GR-Montana. The Equity Units will be converted as provided below, but the Exchange Agent will await specific instructions from an authorized person regarding this further exchange. The form of authorization is attached hereto as Exhibit C.

Upon approval of the Reorganization, GR-Canada will require a Canadian transfer agent and the Exchange Agent will become co-agent. The parties agree that an appropriate co-agent agreement will be prepared at that time.

Fees for the above services shall be billed by the Exchange Agent at rates agreed to prior to the shareholder meeting being held to obtain approval of the Reorganization.

Additional Obligations

At any time following the Reorganization, Equity Units may be converted into GR-Canada Class A Shares. In order for a holder of Unit Shares to convert Equity Units into GR-Canada Class A Shares, such holder shall surrender the certificate(s) representing the Unit Shares, duly endorsed, to the Exchange Agent, accompanied by a notice stating the number of GR-Canada Class B Shares and shares of GR-Montana Class B Stock which such holder desires to convert into GR-Canada Class A Shares. The person entitled to receive the GR-Canada Class A Shares issuable upon such conversion shall be treated for all purposes as the record holder of such GR-Canada Class A Shares on the date of conversion. For Equity Units represented by a Unit Share, the Exchange Agent will present each share of GR-Montana Class B Stock to GR-Montana for conversion into a 99% fractional GR-Canada Class A Share and simultaneously present each GR-Canada Class B Share to GR-Canada for conversion into a 1% fractional GR-Canada Class A Share unless otherwise instructed in the Form of Authorization. The sum of the fractional GR-Canada Class A Shares received for the Equity Unit will equal one GR-Canada Class A Share.

While Unit Shares remain outstanding, the GR-Canada Class B Shares are transferable with the GR-Montana Class B Stock component of the Equity Unit; provided, however, the Exchange Agent may not register the transfer of any GR-Canada Class B Shares or GR-Montana Class B Stock (or fractions of shares) comprising a part of any Equity Unit unless there is produced to the Exchange Agent such evidence as it may in its discretion require to ensure that on the same occasion there is also being transferred to the same person the GR-Montana Class B Stock or GR-Canada Class B Shares, respectively, comprising part of the Equity Unit. For purposes of this letter, a transfer means a transfer, sale, encumbrance or other disposal of a component of an Equity Unit.

The Unit Shares are transferable on the register maintained by the Exchange Agent; provided, however, that the Exchange Agent may close the register at any time or from time to time when deemed expedient by it in connection with the performance of its duties or at the request of GR-Canada or GR-Montana. As a condition precedent to the execution and delivery, registration, registration of transfer, split-up or combination of any Equity Unit, the delivery of any distribution thereon (including any distributions on GR-Canada Class B Shares or GR-Montana Class B Stock) or the withdrawal of Deposited Securities, the Exchange Agent, GR-Canada or GR-Montana may require (a) payment of any stock transfer or other tax or other governmental charge with respect to GR-Canada Class B Shares or GR-Montana Class B Stock and any stock transfer or registration fee with respect thereto; (b) the production of proof satisfactory to it of the identity and genuineness of any signature and of such other information as it may deem necessary or proper or as GR-Canada or GR-Montana may require; and (c) compliance with such additional regulations as the Exchange Agent may establish.

Whenever any distribution shall be made upon GR-Canada Class B Shares or GR-Montana Class B Stock, or whenever the Exchange Agent shall receive notice of any meeting of holders of GR-Canada Class B Shares or GR-Montana Class B Stock, or whenever the Exchange Agent shall find it necessary or convenient in connection with the giving of any notice, solicitation or any consent or any other matter, the record date for the determination of the holders of Unit Shares who are entitled to receive such distribution or net proceeds of the sale thereof, to give instructions for the exercise of voting rights at any such meeting, to receive such notice or solicitation, or to act in respect of such other matter shall be identical to that fixed by GR-Canada or GR-Montana with respect to GR-Canada Class B Shares or GR-Montana Class B Stock, unless otherwise agreed by GR-Canada or GR-Montana, as the case may be.

            (i) The Exchange Agent will keep, at its transfer office in Spokane, Washington, a register for the registration of Unit Shares and their transfer that at all reasonable times will be open for inspection by the holders of Unit Shares, GR-Canada and GR-Montana, provided that such inspection shall not be for the purpose of communicating with holders of Unit Shares in the interest of a business or object other than the business of GR-Canada and GR-Montana or a matter related to this letter agreement or the Unit Shares.

            (ii) Upon any split-up, division, subdivision, consolidation, cancellation or any other reclassification of the Deposited Securities, or upon any recapitalization, reorganization, merger or consolidation or sale of assets affecting GR-Canada or GR-Montana or to which either is a party, any securities that shall be received by the Exchange Agent in exchange for, or in conversion, replacement, or otherwise in respect of, the Deposited Securities shall be treated as Deposited Securities under this letter agreement, and the Unit Shares shall thenceforth represent the right to receive the Deposited Securities including the securities so received. In any such case, the Exchange Agent may with GR-Canada's and/or GR-Montana's approval, and shall if GR- Canada and/or GR-Montana shall so request, subject to this letter agreement, call for the surrender of outstanding Equity Units to be exchanged for new Equity Units specifically describing such newly received Deposited Securities.

            (iii) The Exchange Agent may at any time resign as Exchange Agent by written notice of its election to do so delivered to GR-Canada and GR-Montana or be removed as Exchange Agent by the joint action of GR-Canada and GR-Montana by written notice of such removal delivered to the Exchange Agent, such resignation or removal to take effect upon the appointment of, and acceptance by, a successor exchange agent.

            (iv) The Unit Shares and this letter agreement may at any time be amended by agreement among GR-Canada, GR-Montana and the Exchange Agent. Any amendment that imposes or increases any fees, taxes or charges (other than charges referred to in clauses (a) and (b) in
                        Section 10 below relating to charges of the Exchange Agent), or that otherwise prejudices any substantial existing right of holders of Unit Shares, will not take effect as to outstanding Unit Shares until the expiration of 30 days after notice of such amendment has been given to the record holders of outstanding Unit Shares. Every holder of a Unit Share at the expiration of such 30 day period will be deemed by continuing to hold such Unit Share to consent and agree to such amendment and to be bound by this letter agreement or the Unit Share as amended thereby.

            (v) Whenever so directed by GR-Canada and GR-Montana, the Exchange Agent will terminate this letter agreement by mailing notice of such termination to the record holders of all Unit Shares then outstanding at least 30 days prior to the date fixed in such notice for such termination.

            (vi) GR-Canada and GR-Montana will pay all charges and expenses of the Exchange Agent and those of any registrar or co-registrar under this letter agreement in accordance with agreements between the Exchange Agent, GR-Canada and GR-Montana from time to time, but will not pay (a) stock transfer or other taxes and other governmental charges (which are payable by holders of Unit Shares or persons depositing Unit Shares) or (b) any applicable share transfer or registration fees on deposits or withdrawals of Unit Shares.

            (vii) As soon as practicable after receipt of notice that GR-Canada is exercising its right to call all or part of the Equity Units, the Exchange Agent shall surrender the Equity Units pursuant to the terms as found in such notice and mail to the holders of Unit Shares a notice containing (a) such information as is contained in such notice of call and (b) a statement that, on and after a date specified by the Exchange Agent in such notice, each holder shall be entitled to receive, upon presentation of the Unit Shares held by such holder at the Exchange Agent's office, one GR-Canada Class A Share for each Equity Unit being called less any amount required to be withheld by GR-Canada or the Exchange Agent from any such exercise of call rights in respect of taxes. The Exchange Agent shall, as directed by GR-Canada, mail to each holder, first class postage prepaid, the notice of the call of Equity Units, not less than 7 and not more than 60 days prior to the date fixed for call (the "call date") of such Equity Units. Neither failure to mail any such notice to one or more such holders nor any defect in any notice shall affect the sufficiency of the proceedings for the call of Equity Units by GR-Canada.

            (viii) Notice having been mailed by the Exchange Agent, from and after the call date (unless GR-Canada shall have failed to call the Equity Units to be called by it as set forth in its notice provided for above), the Equity Units called shall be deemed no longer to be outstanding and all rights of the holders of Unit Shares evidencing the Equity Units called shall, to the extent of such Equity Units called, cease and terminate.

            (ix) (a) All notices, requests, claims, demands and other communications under this letter agreement shall be in writing and shall be deemed given if delivered personally, via facsimile (which is confirmed) or sent by overnight courier (providing proof of delivery) to GR-Montana, GR-Canada and the Exchange Agent at the following addresses (or at such other address for a party as shall be specified by like notice):

                        (i)         if to GR-Montana:
                                    Gold Reserve Corporation
                                    601 West Riverside Avenue, Suite 1940
                                    Spokane, Washington 99201
                                    Attn: Rockne J. Timm

                        (ii)        if to GR-Canada:
                                    Gold Reserve Inc.
                                    3081-3rd Avenue
                                    Whitehorse, Yukon
                                    Y1A 4Z7
                                    Attn: Rockne J. Timm

                        (iii)       if to the Exchange Agent:
                                    TranSecurities International, Inc.
                                    2510 N. Pines Road, Suite 202
                                    Spokane, Washington 99206-7624

            (b) All notices, requests, claims, demands and other communications under this letter agreement shall be in writing and shall be deemed given if delivered personally, via facsimile (which is confirmed) or sent by overnight delivery (providing proof of delivery) to holders of Unit Shares at the address of such holder as it appears on the transfer books for Unit Shares of the Exchange Agent (or at such other address for a holder as shall be specified by like notice).

This letter agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of such counterparts shall constitute one and the same instrument.

THIS LETTER AGREEMENT SHALL BE INTERPRETED AND ALL RIGHTS HEREUNDER AND THEREUNDER AND PROVISIONS HEREOF AND THEREOF SHALL BE GOVERNED BY THE LAWS OF THE STATE OF WASHINGTON, WITHOUT REGARD FOR THE CHOICE OF LAW DOCTRINES OF SUCH STATE.

If you are in agreement with the foregoing, please execute this letter agreement below and return a signed original to me. Holders of Unit Shares, by electing to receive Equity Units, shall be deemed to be parties to this letter agreement and bound by its terms and provisions. Any questions as to the administration and interpretation of this letter agreement shall be made by GR-Montana and GR-Canada following consultation with the Exchange Agent and shall be binding on the holders of Unit Shares.

TRANSECURITIES INTERNATIONAL, INC.


/s/ CAROLYN S. TEDESCO
---------------------------------------------------------
Carolyn S. Tedesco, President


Agreed and Accepted:

GOLD RESERVE INC.



/s/ ROBERT A. MCGUINNESS
------------------------------------------
Robert A. McGuinness
Chief Financial Officer
Date: November 17, 1998
     -------------------------------------




GOLD RESERVE CORPORATION



/s/ ROBERT A. MCGUINNESS
------------------------------------------
Robert A. McGuinness
Chief Financial Officer
Date: November 17, 1998
     -------------------------------------

                                   EXHIBIT A

                           EQUITY UNIT ELECTION FORM

TO BE COMPLETED BY U.S. HOLDERS OF COMMON STOCK OF GOLD RESERVE CORPORATION ONLY
  WHO WISH TO MAKE AN EQUITY UNIT ELECTION IN LIEU OF RECEIVING CLASS A COMMON
                          SHARES OF GOLD RESERVE INC.

     This Form is to accompany certificates for shares of GR-Montana Common Stock when submitted by a U.S. holder pursuant to an Equity Unit Election to receive an equity unit comprised of (1) one share of GR-Montana Class B Stock and (2) one GR-Canada Class B Share for GR-Montana Common Stock in connection with the proposed Merger of GR Merger Corp. with and into GR-Montana. U.S. HOLDERS OF GR-MONTANA COMMON STOCK WHO DO NOT WISH TO MAKE THE EQUITY UNIT ELECTION (A "NON-ELECTING HOLDER") NEED NOT SUBMIT THIS FORM. CANADIAN HOLDERS OF GR-MONTANA COMMON STOCK ARE NOT ELIGIBLE TO MAKE AN EQUITY UNIT ELECTION. If the Merger is approved, each share of GR-Montana Common Stock owned by a Non-Electing Holder or a Canadian Holder will automatically be converted into one fully paid and non-assessable GR-Canada Class A Share. For more information, you should carefully review the enclosed Proxy Statement/Joint Prospectus.

             TO: TRANSECURITIES INTERNATIONAL, INC., EXCHANGE AGENT
                      Attention: Stock Transfer Department
                                 (509) 927-1255

           BY MAIL:                 BY OVERNIGHT COURIER:                  BY HAND:
2510 N. Pines Road, Suite 202   2510 N. Pines Road, Suite 202   2510 N. Pines Road, Suite 202
Spokane, Washington 99206-7624  Spokane, Washington 99206-7624  Spokane, Washington 99206-7624

                BY FACSIMILE:                            CONFIRM BY TELEPHONE TO:
      (For Eligible Institutions Only)
               (509) 928-6449                                 (509) 927-1255

DELIVERY OF THIS FORM TO AN ADDRESS, OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER, OTHER THAN AS SET FORTH ABOVE, DOES NOT CONSTITUTE A VALID DELIVERY.

Ladies and Gentlemen:

     In connection with the reorganization of Gold Reserve Corporation ("GR-Montana") pursuant to the merger (the "Merger") of GR Merger Corp., a wholly-owned subsidiary of Gold Reserve Inc. ("GR-Canada"), with and into GR-Montana, the undersigned hereby submits the certificates for shares of common stock, no par value per share ("GR-Montana Common Stock"), of GR-Montana listed below and elects, subject as set forth below, to have all or a portion of the shares of GR-Montana Common Stock represented by such certificates as set forth below converted into equity units on the basis of one share of GR-Montana Common Stock for one equity unit ("Equity Unit") comprised of (1) one share of Class B common stock, no par value per share ("GR-Montana Class B Stock"), of GR-Montana and (2) one Class B common share, no par value per share ("GR-Canada Class B Share"), of GR-Canada.

     It is understood that the following election is subject to (1) the terms, conditions and limitations set forth in the Proxy Statement/Joint Prospectus,
dated                     , 1998, relating to the Merger (the "Proxy
Statement/Joint Prospectus"), receipt of which is acknowledged by the undersigned, (2) the terms of the Agreement and Plan of Merger, dated as of October 5, 1998 (the "Merger Agreement"), a copy of which appears as Annex I to the Proxy Statement/Joint Prospectus, and (3) the accompanying Instructions.

     The undersigned authorizes and instructs you, as Exchange Agent, to deliver such certificates of GR-Montana Common Stock to GR-Montana and GR-Canada and to receive on behalf of the undersigned, in exchange for the shares of GR-Montana Common Stock represented thereby, a unit share ("Unit Share") representing Equity Units issuable in the Merger pursuant to the Merger Agreement. The undersigned represents that he has full authority to surrender the accompanying certificates and that he will, upon request, execute and deliver any additional documents reasonably deemed appropriate or necessary by the Exchange Agent in connection with the surrender thereof. All authority granted by this Equity Unit Election Form shall be binding upon the successors, assigns, heirs, executors, administrators and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned.

     Unless otherwise indicated under Special Issuance Instructions below, please issue any Unit Share representing Equity Units issuable in exchange for the shares of GR-Montana Common Stock represented by the certificates submitted hereby in the name of the registered holder(s) of such GR-Montana Common Stock. Similarly, unless otherwise indicated under Special Delivery Instructions, please mail any Unit Share representing Equity Units issuable in exchange for the shares of GR-Montana Common Stock represented by the certificates submitted hereby to the registered holder(s) of the GR-Montana Common Stock at the address or addresses shown below.

              PLEASE READ CAREFULLY THE ACCOMPANYING INSTRUCTIONS
               PRIOR TO COMPLETING THIS EQUITY UNIT ELECTION FORM

                                     BOX I

                                                                       SHARES SUBMITTED
                                                            (ATTACH ADDITIONAL LIST IF NECESSARY)
                                               ----------------------------------------------------------------
                                                   CERTIFICATE           TOTAL NUMBER           NUMBER OF
                                                  NUMBER(S) FOR           OF SHARES            SHARES TO BE
                                                    GR-MONTANA          REPRESENTED BY         CONVERTED TO
NAME AND ADDRESS OF REGISTERED HOLDER*             COMMON STOCK         CERTIFICATE(S)        EQUITY UNITS**
--------------------------------------         --------------------  --------------------  --------------------
------------------------------------------     -------------------   -------------------   -------------------
------------------------------------------     -------------------   -------------------   -------------------
------------------------------------------     -------------------   -------------------   -------------------
                                               TOTAL
                                               SHARES
---------------------------------------------------------------------------------------------------------------

     * Only certificates registered in a single form may be deposited with this Form of Election. If certificates are registered in different forms (e.g., John
R. Doe and J.R. Doe), it will be necessary to fill in, sign and submit as many separate Forms of Election as there are different registrations of certificates.
     ** UNLESS OTHERWISE INDICATED, IT WILL BE ASSUMED THAT ALL SHARES SUBMITTED ARE TO BE TREATED AS HAVING MADE AN EQUITY UNIT ELECTION.

                                     BOX II
                         SPECIAL ISSUANCE INSTRUCTIONS

                        (SEE INSTRUCTIONS D(6) AND D(7))
     To be completed ONLY if the Unit Shares representing Equity Units are to be registered in the name of someone other than the registered holder(s) of shares of GR-Montana Common Stock.

New Issuance Name:
---------------------------
---------------------------------------------------
                                 (PLEASE PRINT)

Address:
----------------------------------------
---------------------------------------------------
---------------------------------------------------
                              (INCLUDING ZIP CODE)

---------------------------------------------------
                         (TAX IDENTIFICATION OR SOCIAL
                                SECURITY NUMBER)

                                    BOX III

                         SPECIAL DELIVERY INSTRUCTIONS
                             (SEE INSTRUCTION D(8))
     To be completed ONLY if the Unit Shares representing Equity Units are to be in the name of the registered holder(s) of shares of GR-Montana Common Stock, but are to be sent to someone other than the registered holder(s) or to an address other than the address of the registered holder(s) set forth above.

Special Delivery Name:
------------------------
---------------------------------------------------
                                 (PLEASE PRINT)

Special Delivery Address:
----------------------
---------------------------------------------------
---------------------------------------------------
                              (INCLUDING ZIP CODE)

---------------------------------------------------
                         (TAX IDENTIFICATION OR SOCIAL
                                SECURITY NUMBER)

                                     BOX IV

--------------------------------------------------------------------------------
                                   SIGN HERE
                (You Must Also Complete the Substitute Form W-9)

NAME(S)
--------------------------------------------------------------------------------
                                 (PLEASE PRINT)

--------------------------------------------------------------------------------
                            SIGNATURE(S) OF OWNER(S)

NAME(S)
--------------------------------------------------------------------------------
                                 (PLEASE PRINT)

--------------------------------------------------------------------------------
                            SIGNATURE(S) OF OWNER(S)

(Must be signed by registered holder(s) exactly as name(s) appear(s) on the stock certificates or by persons authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, agents, officers of corporations or others acting in a fiduciary or representative capacity, please provide the following information.)

NAME(S)
--------------------------------------------------------------------------------
                                 (PLEASE PRINT)

NAME(S)
--------------------------------------------------------------------------------
                                 (PLEASE PRINT)

Capacity (full title)
--------------------------------------------------------------------------------

Address (including zip code)
---------------------------------------------------------------------------
--------------------------------------------------------------------------------

Area Code and Telephone Number
---------------------------------------------------------------------

Taxpayer Identification or
Social Security No.
--------------------------------------------------------------------------------

                         MEDALLION SIGNATURE GUARANTEE

By:
--------------------------------------------------------------------------------
    THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTIONS (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO RULE 17Ad OF THE EXCHANGE ACT OF 1934, AS AMENDED.

                         (DO NOT WRITE IN SPACES BELOW)

------------------------------------------------------------------------------------------------------------------
                                                                        SHARES
                              SHARES                                  CONVERTED
                            CONVERTED                                    INTO
   SHARES        SHARES        INTO                                   GR-CANADA
 SURRENDERED    ACCEPTED   EQUITY UNITS   RECEIPT NO.   BLOCK NO.   CLASS A SHARES   CERTIFICATE NO.    BLOCK NO.
     -------------------------------------------------------------------------------------------------------------

     -------------------------------------------------------------------------------------------------------------
 DELIVERY PREPARED BY:                    CHECKED BY:                                DATE:
------------------------------------------------------------------------------------------------------------------

                                  INSTRUCTIONS

You should read the accompanying Proxy Statement/Joint Prospectus in conjunction with these Instructions.

A. SPECIAL CONDITIONS

     1. Time in Which to Elect. To be effective, an election (an "Election") pursuant to the terms and conditions set forth herein on this Equity Unit Election Form (this "Form") or a facsimile hereof, accompanied by the above-described certificates representing shares of GR-Montana Common Stock or a proper guarantee of delivery thereof, must be received by the Exchange Agent, at any of the addresses set forth above, NO LATER THAN 5:00 P.M., SPOKANE, WASHINGTON TIME, ON DECEMBER 17, 1998 (the "Election Date"). Each share of GR-Montana Common Stock outstanding at the Effective Time (as defined in the Proxy Statement/Joint Prospectus) of the Merger with respect to which the Exchange Agent shall have not received an effective Election prior to the Election Date will be automatically converted into one fully paid and non-assessable GR-Canada Class A Share. See Instruction B.

     2. Revocation of Election. Any Election may be revoked by the person who submitted this Form to the Exchange Agent and the certificate(s) for shares withdrawn by written notice duly executed and received by the Exchange Agent (a) prior to 5:00 p.m., Spokane, Washington time, on the Election Date or (b) such later date prior to the Effective Time of the Merger as required by law. Such notice must specify (a) the person in whose name the shares of GR-Montana Common Stock to be withdrawn had been deposited, (b) the number of shares to be withdrawn, (c) the name of the registered holder thereof and (d) the serial numbers shown on the certificate(s) representing the shares to be withdrawn. If an Election is revoked, and the certificate(s) for shares withdrawn, the GR-Montana Common Stock certificate(s) submitted therewith will be promptly returned by the Exchange Agent to the person who submitted such certificate(s).

     3. Termination of Right to Elect. If for any reason the Merger is not consummated or is abandoned, all Forms will be void and of no effect. Certificate(s) for GR-Montana Common Stock previously received by the Exchange Agent will be returned promptly by the Exchange Agent to the person who submitted such certificate(s).

B. ELECTION PROCEDURES

     A description of the election procedures is set forth in the Proxy Statement/Joint Prospectus in the "Reorganization" section under "Equity Unit Election" and "Equity Unit Election Procedure" and elsewhere therein. A full statement of the election procedures is also contained in the Merger Agreement and all Elections are subject to compliance with such procedures. IN CONNECTION WITH MAKING ANY ELECTION, SHAREHOLDERS SHOULD READ CAREFULLY, AMONG OTHER MATTERS, THE AFORESAID DESCRIPTION AND STATEMENT AND THE INFORMATION CONTAINED IN THE PROXY STATEMENT/JOINT PROSPECTUS UNDER "RISK FACTORS," "CERTAIN UNITED STATES FEDERAL INCOME TAX CONSIDERATIONS" AND "CERTAIN CANADIAN FEDERAL INCOME TAX CONSEQUENCES." By completing this Form and returning it to the Exchange Agent, each shareholder agrees with GR-Montana and GR-Canada that a portion of any GR-Montana Common Stock exchanged for Equity Units pursuant to an Election will be transferred to GR-Montana as consideration for the issuance of the shares of GR-Montana Class B Stock and that the remaining portion of the GR-Montana Common Stock so exchanged will be transferred to GR-Canada as consideration for the issuance of the GR-Canada Class B Shares and that the allocation of such consideration shall be determined based on the respective fair market values of the shares of GR-Montana Class B Stock and the GR-Canada Class B Shares as estimated by GR-Montana on the Effective Time of the Merger.

C. RECEIPT OF EQUITY UNITS OR CONVERSION INTO GR-CANADA CLASS A SHARES

     As soon as practicable after the Effective Time of the Merger and after the Election Date, the Exchange Agent will mail Unit Shares representing Equity Units to the holders of GR-Montana Common Stock with respect to each share of GR-Montana Common Stock which is included in any effective

Election. Each share of GR-Montana Common Stock with respect to which an Election is not made, or with respect to which an Election fails to be effective, will be automatically converted into one fully paid and non-assessable GR-Canada Class A Share in accordance with the Merger Agreement.

D. GENERAL

     1. Execution and Delivery. This Form or a facsimile hereof must be properly filled in, dated and signed in Box IV, and must be delivered (together with stock certificates representing the shares of GR-Montana Common Stock as to which the Election is made) to the Exchange Agent at any of the addresses set forth above. THE METHOD OF DELIVERY OF ALL DOCUMENTS IS AT THE OPTION AND RISK OF THE SHAREHOLDER, BUT IF SENT BY MAIL, REGISTERED MAIL, RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS SUGGESTED.

     2. Inadequate Space. If there is insufficient space on this Form to list all your certificates being submitted to the Exchange Agent, please attach a separate list.

     3. Signatures. The signature (or signatures, in the case of certificates owned by two or more joint holders) on this Form should correspond EXACTLY with the name(s) as written on the face of the certificate(s) submitted unless the shares of GR-Montana Common Stock described on this Form have been assigned by the registered holder(s), in which event this Form should be signed in exactly the same form as the name of the last transferee indicated on the transfers attached to or endorsed on the certificates.

     If this Form is signed by a person or persons other than the registered owners of the certificates listed, the certificates must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered owner(s) appear on the certificates.

     If this Form or any stock certificate(s) or stock power(s) are signed by a trustee, executor, administrator, guardian, officer of a corporation, attorney-in-fact or any other person acting in a representative or fiduciary capacity, the person signing must give such person's full title in such capacity and appropriate evidence of authority to act in such capacity must be forwarded with this Form.

     4. Partial Exchanges. If fewer than all the shares represented by any certificate delivered to the Exchange Agent are to be submitted for exchange, fill in the number of shares which are to be submitted in the box entitled "Shares Submitted." In such case, each share of GR-Montana Common Stock not so exchanged will be automatically converted into one fully paid and non-assessable GR-Canada Class A Share. ALL SHARES REPRESENTED BY CERTIFICATES SUBMITTED HEREUNDER WILL BE DEEMED TO HAVE BEEN SUBMITTED UNLESS OTHERWISE INDICATED.

     5. Lost or Destroyed Certificates. If your stock certificate(s) has been either lost or destroyed, please make note of this fact on the front of this Form opposite your name and address and the appropriate forms for replacement will be sent to you. You will then be instructed as to the steps you must take in order to receive a Unit Share representing Equity Units in accordance with the Merger Agreement.

     6. New Certificates in Same Name. If any Unit Share representing Equity Units in respect of an Election is to be registered in, or payable to the order of, exactly the same name(s) that appears on the certificate(s) representing shares of GR-Montana Common Stock submitted with this Form, no endorsement of certificate(s) or separate stock power(s) is required.

     7. New Certificates in Different Name. If any Unit Share representing Equity Units in respect of an Election is to be registered in other than exactly the name that appears on the certificate(s) representing shares of GR-Montana Common Stock submitted for exchange herewith, such exchange shall not be made by the Exchange Agent UNLESS the certificates submitted are endorsed, BOX II is completed and the signature is medallion guaranteed in BOX IV by an eligible guarantor institution (banks, stockbrokers, savings and loan associations and credit unions with membership in an approved medallion guarantee program), pursuant to Rule 17Ad-15 of the Exchange Act of 1934, as amended

     8. Special Delivery Instructions. If the Unit Shares representing Equity Units are to be registered in the name of the registered holder(s) of shares of GR-Montana Common Stock, but are to be sent to someone other than the registered holder(s) or to an address other than the address of the registered holder, it will be necessary to indicate such person or address in BOX III.

     9. Single Unit Share. A single Unit Share representing Equity Units will be issued.

     10. Determination. All questions with respect to this Form and the Election (including, without limitation, questions relating to the timeliness or effectiveness of revocation of any Election) will be determined by the Exchange Agent, which determination shall be conclusive and binding. The Exchange Agent may be contacted by calling the Stock Transfer Department at (509) 927-1255.

                                    EXHIBIT B

================================================================================


NUMBER SEE REVERSE SIDE OF THIS CERTIFICATE FOR CERTAIN RESTRICTIONS ON TRANSFER AND OTHER LEGENDED INFORMATION

                                                                                                                  UNIT SHARES
-----------                                                                                                       ------------
38068P 10 3               GOLD RESERVE INC.                              GOLD RESERVE CORPORATION
            (Organized under the laws of the Yukon Territory)  (Organized under the laws of the State of Montana)
-----------                                                                                                       ------------
                                                                                                                  NO PAR VALUE


THIS UNIT SHARE CERTIFICATE CERTIFIES THAT                  IS THE REGISTERED
HOLDER OF                  EQUITY UNITS ("EQUITY UNITS") deposited with the
Exchange Agent, each Equity Unit consisting of one Class B common share, no par value per share ("GR-Canada Class B Share"), of Gold Reserve Inc., a company incorporated in the Yukon Territory under the Business Corporations Act ("GR-Canada"), and one share of Class B common stock, no par value per share ("GR-Montana Class B Stock"), of Gold Reserve Corporation, a corporation organized under the laws of the State of Montana ("GR-Montana," and together with GR-Canada, the "Issuers"), each as adjusted from time to time for distributions, changes in capitalization, business combinations or otherwise.

(1) THE EXCHANGE AGENT AGREEMENT. This unit share is one of the unit shares (the "Unit Shares") executed and delivered pursuant to the Exchange Agent Agreement, dated as of November 17, 1998 (as amended from time to time, the "Exchange Agent Agreement"), by and among the Issuers, the Exchange Agent and all registered holders ("Holders") from time to time of Unit Shares, each of whom by accepting a Unit Share becomes a party thereto, bound by all applicable terms and provisions thereof and hereof. The Exchange Agent Agreement sets forth certain rights of Holders and the rights and duties of the Exchange Agent in respect of the Equity Units deposited thereunder and any and all GR-Canada Class B Shares, shares of GR-Montana Class B Stock, dividends and cash, from time to time received in respect of such Equity Units, GR-Canada Class B Shares, shares of GR-Montana Class B Stock, dividends and cash held thereunder (such Equity Units, GR-Canada Class B Shares, shares of GR-Montana Class B Stock, dividends and cash, collectively, the "Deposited Securities"). Copies of the Exchange Agent Agreement and of each Issuer's provisions of or governing Deposited Securities are on file at the Exchange Agent's office and at any other designated transfer offices. The Exchange Agent makes no representation or warranty as to the validity or worth of the Deposited Securities. The statements made on the face and the reverse of this Unit Share are summaries of certain provisions of the Exchange Agent Agreement, the Articles of Incorporation of GR-Canada and the Restated Articles of Incorporation of GR-Montana and are qualified by and subject to the detailed provisions thereof.

(2) TRANSFER OF EQUITY UNITS. Equity Units are not listed for trading on any stock exchange, but, subject to compliance with applicable federal and state securities laws, the Exchange Agent Agreement and this Unit Share, may be transferred.

(3) CONVERSION OF EQUITY UNITS. Equity Units are convertible into Class A common shares, no par value per share ("GR-Canada Class A Shares") of GR-Canada. To convert Equity Units into GR-Canada Class A Shares, Holders of Unit Shares shall surrender the certificate(s) representing the Unit Shares, duly endorsed, to the Exchange Agent, accompanied by a notice stating the number of GR- Canada Class B Shares and shares of GR-Montana Class B Stock which such Holder desires to convert into GR-Canada Class A Shares. The Exchange Agent shall present each share of GR-Montana Class B Stock to GR-Montana for delivery against a 99% fractional GR-Canada Class A Share and simultaneously present each GR-Canada Class B Share to GR-Canada for conversion into a 1% fractional GR-Canada Class A Share. Thereupon, GR-Canada shall promptly issue and deliver and GR-Montana may deliver to such a Holder a certificate(s) for the number of GR-Canada Class A Shares to which such Holder is entitled, registered in the name of such Holder or designee of such Holder. The person entitled to receive the GR-Canada Class A Shares issuable upon such conversion shall be treated for all purposes as the record holder of such GR-Canada Class A Shares on the date of conversion. If, for any reason, GR-Montana does not deliver GR-Canada Class A Shares in the exchange, the holders of GR-Montana Class B Stock may present the shares of GR-Montana Class B Stock to GR-Canada and GR-Canada shall exchange such shares of GR-Montana Class B Stock for GR-Canada Class A Shares.

(4) CALL RIGHTS. Each Equity Unit is callable by GR-Canada in exchange for one GR-Canada Class A Share upon the earlier of (1) the liquidation, dissolution or winding up of GR-Montana or GR-Canada and (2) the expiration of three years from the date of the original issuance of the Equity Units if 95% or more of such Equity Units have been exchanged for GR-Canada Class A Shares.

This Certificate shall not be valid unless countersigned by the Exchange Agent.                  DATE:
                                            EXCHANGE AGENT AND REGISTRAR:
                                            TRANSECURITIES INTERNATIONAL, INC.
                                            2510 N. PINES ROAD   SUITE 202
PRESIDENT:                                                                                       SPOKANE,  WA  99206

CORPORATE SECRETARY:

----------------------------                                                                     --------

                                                                                                 Authorized Signature

================================================================================

--------------------------------------------------------------------------------
THE ISSUERS ARE AUTHORIZED TO ISSUE SHARES OF MORE THAN ONE CLASS OF STOCK AND TO ISSUE SHARES IN MORE THAN ONE SERIES OF AT LEAST ONE CLASS OF STOCK. THE ISSUERS WILL FURNISH WITHOUT CHARGE TO EACH SHAREHOLDER WHO SO REQUESTS IN WRITING A STATEMENT OF THE DESIGNATIONS, RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS APPLICABLE TO EACH CLASS; THE VARIATIONS IN RIGHTS, PREFERENCES AND LIMITATIONS DETERMINED FOR EACH SERIES; AND THE AUTHORITY OF THE BOARDS OF DIRECTORS TO DETERMINE VARIATIONS FOR FUTURE SERIES.

THE SECURITIES REPRESENTED BY THIS UNIT SHARE CERTIFICATE ARE SUBJECT TO THE TERMS OF THE ARTICLES OF INCORPORATION OF GR-CANADA, THE RESTATED ARTICLES OF INCORPORATION OF GR-MONTANA AND AN EXCHANGE AGENT AGREEMENT DATED NOVEMBER 17, 1998, AMONG THE ISSUERS, THE EXCHANGE AGENT AND THE HOLDERS OF UNIT SHARES, WHICH CONTAIN, AMONG OTHER PROVISIONS, RESTRICTIONS ON THE TRANSFER, SALE OR OTHER DISPOSITION OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE, OR THE REGISTRATION OF THE TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE. A COPY OF SUCH EXCHANGE AGENT AGREEMENT IS AVAILABLE FOR REVIEW BY THE REGISTERED HOLDER OF THIS CERTIFICATE AT THE ISSUERS' PRINCIPAL EXECUTIVE OFFICES. A COPY OF THE ARTICLES OF INCORPORATION OF GR-CANADA AND THE RESTATED ARTICLES OF INCORPORATION OF GR-MONTANA ARE AVAILABLE FOR REVIEW BY THE REGISTERED HOLDER OF THIS CERTIFICATE AT THE PRINCIPAL EXECUTIVE OFFICES OF GR-CANADA AND GR-MONTANA, RESPECTIVELY.
--------------------------------------------------------------------------------

                               FORM OF CONVERSION
    (Form of exercise to be executed by the Holder at the time of conversion)

TO                       , the Exchange Agent:
  -----------------------

The undersigned, the Holder of this Unit Share Certificate, hereby exercises his right to convert the Equity Units underlying the Unit Shares to GR-Canada Class A Shares, no par value, which the undersigned is entitled to under the terms of the stock underlying the Equity Units.

Please issue a certificate for ___________ shares of GR-Canada Class A Shares in the name of:


-----------------------------------  ------------------------------------------------------
Print or Type Name                       Tax Identification Number (i.e. Social Security Number)



-----------------------------------  ------------------ ------------------- ---------------
Street Address or PO Box             City               State or Province       ZIP Code

and, if said number of shares shall not be all the Equity Units represented hereunder, please issue a new Unit Share Certificate for the unexercised portion of the underlying Equity Units to:


-----------------------------------  ------------------------------------------------------
Print or Type Name                       Tax Identification Number (i.e. Social Security Number)



-----------------------------------  ------------------ ------------------- ---------------
Street Address or PO Box             City               State or Province       ZIP Code


Signed:                                      Dated:
       ----------------------------                -----------------------------
(Signature must conform in all respects
to the name of the Holder as specified
on the face of the Equity Unit Share
Certificate). The signature(s) must be
guaranteed by an eligible guarantor
institution (banks, stock brokers, savings and loan associations, and credit unions with membership in an approved
Signature Guarantee Medallion Program),
pursuant to S.E.C. Rule 17Ad. 15.

 (Form of Assignment to be executed if Holder desires to transfer Equity Units)

FOR VALUE RECEIVED, _________________________________ hereby sells, assigns, and transfers unto ____________________________ the rights represented by the Unit Share Certificate to which the underlying Equity Units relate and appoints ______________________________ attorney to transfer such right on the books of the Exchange Agent with full power of substitution in the premises.


Signed:                                      Dated:
       ----------------------------                -----------------------------
(Signature must conform in all respects to the name of the Holder as specified on the face of the Equity Unit Share Certificate). The signature(s) must be guaranteed by an eligible guarantor institution (banks, stock brokers, savings and loan associations, and credit unions with membership in an approved Signature Guarantee Medallion Program), pursuant to S.E.C. Rule 17Ad. 15.

                                    EXHIBIT C

Date:
     ------------------------

TO:  TranSecurities International, Inc.
     N 2510 Pines Road, Suite 202
     Spokane, WA   99206

RE:  Gold Reserve Inc. and Gold Reserve Corporation Conversion of Equity Units

Dear TranSecurities:

The owner of Equity Units shown below has submitted his Unit Share certificate representing Equity Units for conversion to Class A shares of Gold Reserve. Inc. Please issue certificates of Gold Reserve Inc. Class A shares as follows:


Name of Equity Unit Holder:
                            -----------------------------------

Address of Equity Unit Holder:
                               ----------------------------------

Tax Identification Number of Equity Unit Holder:
                                                 -----------------
Number of Class A shares to be issued:
                                       -------------------

The shares are to be original issues and are not subject to restrictions.

Please deliver the certificates to:
                                    -----------------------------------

Thank you for your prompt assistance.

Very truly yours,



-----------------------
for Gold Reserve Inc.